SLUTZKY AND WINSHMAN LTD. AND ITS SUBSIDIARY

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2019

U.S. DOLLARS IN THOUSANDS

UNAUDITED

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SLUTZKY AND WINSHMAN LTD. AND ITS SUBSIDIARY

CONDENSED CONSOLIDATED BALANCE SHEETS

U.S. Dollars in thousands

	June 30,	December 31,
	2019	2018
	Unaudited	Audited
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	843	1,013
Restricted deposits	56	53
Trade receivables	2,683	3,476
Other accounts receivable and prepaid expenses	293	670

Total current assets	3,875	5,212

LONG-TERM ASSETS:
Property and equipment, net	75	77
Long term deposits	59	58

Total long-term assets	134	135

Total assets	4,009	5,347

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Trade payables	3,647	3,953
Other accounts payable and accrued expenses	238	760

Total current liabilities	3,885	4,713

COMMITMENTS AND CONTINGENT LIABILITIES

SHAREHOLDERS’ EQUITY:
Share capital –
Common Shares of NIS 0.01 par value - Authorized: 1,150,000 shares at June 30, 2019 and December 31, 2018; Issued and outstanding: 1,000,000 shares at June 30, 2019 and December 31, 2018, respectively;	3	3
Additional paid-in capital	119	99
Retained earnings	2	532

Total shareholders’ equity	124	634

Total liabilities and shareholders’ equity	4,009	5,347

The accompanying notes are an integral part of the interim consolidated financial statements.

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SLUTZKY AND WINSHMAN LTD. AND ITS SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

U.S. Dollars in thousands

	Six months ended June 30,
	2019	2018
	Unaudited	Unaudited

Revenues	$3,612	$6,186
Cost of revenues	2,805	4,663

Gross profit	807	1,523

Operating expenses:
Research and development	543	571
Sales and marketing	397	860
General and administrative	376	525

Total operating expenses	1,316	1,956

Operating loss	(509)	(433)

Financial expenses, net	21	27

Loss before taxes	(530)	(460)

Tax benefit	-	46

Net loss	$(530)	$(414)

The accompanying notes are an integral part of the interim consolidated financial statements.

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SLUTZKY AND WINSHMAN LTD. AND ITS SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

U.S. Dollars in thousands, except share and per share data

	Six months ending June 30, 2018
	Ordinary shares		Additional paid-in	Retained	Total shareholders’
	Number	Amount	capital	Earnings	Equity

Balance as of December 31, 2017	1,000,000	$3	$40	$2,764	$2,807

Share based compensation	-	-	42	-	42

Net loss	-	-	-	(414)	(414)

Balance as of June 30, 2018 (unaudited)	1,000,000	$3	$82	$2,350	$2,435

	Six months ending June 30, 2019
	Ordinary shares		Additional paid-in	Retained	Total shareholders’
	Number	Amount	capital	Earnings	Equity

Balance as of December 31, 2018	1,000,000	$3	$99	$532	$634

Share based compensation	-	-	20	-	20

Net Loss	-	-	-	(530)	(530)

Balance as of June 30, 2019 (unaudited)	1,000,000	$3	$119	$2	$124

The accompanying notes are an integral part of the interim consolidated financial statements.

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SLUTZKY AND WINSHMAN LTD. AND ITS SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

U.S. Dollars in thousands

	Six months ended June 30,
	2019	2018
	Unaudited
Cash flows from operating activities:

Net Loss	$(530)	$(414)
Adjustments to reconcile loss to net cash used in operating activities:
Depreciation	7	9
Share-based compensation	20	42
Decrease (increase) in other accounts receivables and prepaid expenses	377	(234)
Increase in trade receivables	793	1,197
Decrease in trade payable	(306)	(1,167)
Decrease in accrued expenses and other current liabilities	(92)	(135)

Net cash used (provided) in operating activities	269	(702)

Cash flows from investing activities:

Long term deposits	(1)	-
Purchase of fixed assets	(5)	(15)
Restricted deposits, net	(3)	16

Net cash used in (provided) in investing activities	(9)	1

Cash flows from financing activities:
Dividend distribution	(430)	-

Net cash used in financing activities	(430)	-

Decrease in cash and cash equivalents	(170)	(701)
Cash and cash equivalents at the beginning of the year	1,013	2,874

Cash and cash equivalents at the end of the year	$843	$2,173

Supplemental cash flow disclosures
Cash paid during the year for:
Taxes	$12	$475

The accompanying notes are an integral part of the interim consolidated financial statements.

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SLUTZKY AND WINSHMAN LTD. AND ITS SUBSIDIARY

NOTES TO THE INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands, except share and per share data

NOTE 1:-	GENERAL

Slutzky And Winshman Ltd. and its subsidiaries (the “Company”) was incorporated in Israel on February 2, 2015 under the name “ Slutzky And Winshman Ltd.”. The Company provides digital performance-based marketing services to customers which include primarily advertisers and advertising agencies that promote or sell products and/or services to consumers through digital media.

On October 22, 2017, the company established “Lumynox Limited” a wholly-owned subsidiary in Delaware United States. The Subsidiary started its operations in June 2018.

As of June 30, 2019, the Company had available cash and cash equivalents of $843, which is not sufficient to fund the Company’s current operating plan through 12 months after the date the consolidated financial statements are issued. Management expects to seek additional funds through equity or debt financings. The Company may be unable to obtain equity or debt and therefore maybe required to implement cost reduction strategies. During the six months ended June 30, 2019, the Company incurred a net loss of $ 530 .These conditions, among others, raise substantial doubts about the Company’s ability to continue as a going concern. The consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES

a.	Interim Financial Statements

The accompanying consolidated balance sheet as of June 30, 2019, the consolidated statements of operations and the statement of changes in shareholders’ equity for the six months ended June 30, 2019 and 2018, as well as the consolidated statements of cash flows for the six months ended June 30, 2019 and 2018, are unaudited. These unaudited interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”). In management’s opinion, the unaudited interim consolidated financial statements include all adjustments of a normal recurring nature necessary for the fair presentation of the Company’s financial position as of June 30, 2019, as well as its results of operations for the six months ended June 30, 2019 and 2018. The results of operations for the six months ended June 30, 2019 are not necessarily indicative of the results to be expected for the year ending December 31, 2019 or for other interim periods or for future years.

b.	Significant accounting policies

The significant accounting policies applied in the annual consolidated financial statements of the Company as of December 31, 2018, are applied consistently in these unaudited interim consolidated financial statements.

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SLUTZKY AND WINSHMAN LTD. AND ITS SUBSIDIARY

NOTES TO THE INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands, except share and per share data

NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES (Cont.)

c.	New accounting standarts adopted

Effective January 1, 2019, the Company adopted the requirements of ASC 606 under the modified retrospective method. This applies the standard retrospectively without amending comparative figures, with the cumulative effect of initially applying the guidance recognized as an adjustment to retained earnings at the data of initial application. The Company’s adoption of the new standard did not have any material effect to the consolidated financial statements for period of six months ended June 30, 2019.

The Company sells an online web traffic to advertisers through third party digital platforms.

The Company generates its revenue on a cost-per-click (“CPC”) and cost-per-thousand impression-based (“CPM”) basis. The Company recognizes revenues when it transfers control of promised services directly to clients or to advertising agencies, which collectively refer to as clients, in an amount that reflects the consideration to which the Company expects to be entitled to in exchange for those services.

The Company recognizes revenue under the core principle that transfer of control to the Company’s customers should be depicted in an amount reflecting the consideration the Company expects to receive in revenue. In order to achieve that core principle, the Company applies the following five-step approach:

1)	Identification of the contract, or contracts, with the customer - The Company considers the terms and conditions of the contract and its customary business practice in identifying its contracts under ASC 606. The Company determines it has a contract with a customer when the contract is approved, the Company can identify each party’s rights regarding the services and products to be transferred, the Company can identify the payment terms for the services and products, the Company has determined the customer has the ability and intent to pay and the contract has commercial substance. The Company applies judgment in determining the customer’s ability and intent to pay, which is based on a variety of factors, including the customer’s historical payment experience or, in the case of a new customer, credit and financial information pertaining to the customer.

2)	Identification of the performance obligation in the contract - Performance obligations promised in a contract are identified based on the services or products that will be transferred to the customer that are both i) capable of being distinct, whereby the customer can benefit from the service or product either on its own or together with other resources that are readily available from third parties or from the Company, and ii) distinct in the context of the contract, whereby the transfer of the services or products is separately identifiable from other promises in the contract.

3)	Determination of the transaction price - The transaction price is determined based on the consideration to which the Company expects to be entitled in exchange for transferring services to the customer. Generally, the Company does not provide price protection, rebates, or right of return.

4)	Allocation of the transaction price to the performance obligations in the contract – As the contract contains a single performance obligation, the entire transaction price is allocated to the single performance obligation.

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SLUTZKY AND WINSHMAN LTD. AND ITS SUBSIDIARY

NOTES TO THE INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands, except share and per share data

NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES (Cont.)

5)	Recognition of revenue when, or as, the Company satisfies a performance obligation - The Company recognizes revenue when control of the services or products are transferred to the customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those services. The Company records its revenue net of any value added or sales tax.

Practical Expedients

We do not disclose the value of unsatisfied performance obligations for contracts with an original expected length of one year or less.

The Company consider all the relevant facts and circumstances in determining whether it acts as the principal or as an agent in its arrangements, inter alia, whether: (i) the Company is the primary obligor and responsibility for fulfillment of the advertising promise; (ii) the Company has inventory risk and (iii) the Company discretion in establishing price.

d.	New accounting pronouncements not yet adopted

In February 2016, the FASB issued ASU 2016-02, “Leases”, on the recognition, measurement, presentation and disclosure of leases for both parties to a contract (i.e., lessees and lessors). The new standard supersedes the lease requirements in Accounting Standards Codification (ASC) Topic 840, “Leases” and requires lessees, to classify leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight line basis over the term of the lease, respectively. A lessee is also required to record a right-of-use asset and a lease liability for all leases with a term greater than 12 months regardless of their classification. Leases with a term of 12 months or less will be accounted for in a manner similar to the accounting under existing guidance for operating leases today. The new standard requires lessors to account for leases using an approach that is substantially equivalent to existing guidance for sales-type leases, direct financing leases and operating leases.. In July 2018, the FASB also issued ASU 2018-11, Targeted Improvements to Topic 842, which provides an alternative transition method at the transition date, allowing entities to recognize a cumulative effect adjustment to the opening balance of retained earnings upon adoption. The Company will adopt the new standard as of January 1, 2020. The Company will elect the optional transition approach to not apply ASU 2016-02 in the comparative periods presented and the package of practical expedients. The Company is currently evaluating the impact of ASU 2016-02 on its consolidated financial statements.

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SLUTZKY AND WINSHMAN LTD. AND ITS SUBSIDIARY

NOTES TO THE INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands, except share and per share data

NOTE 3:-	COMMITMENTS AND CONTINGENCIES

The Company leases its facilities under operating lease agreements for periods ending in 2021.

Future minimum lease payments for agreements for the year ended June 30, 2019, are as follows:

Year
2019	70
2020	123
2021	123

316

The total rent operating leases expenses for the period ended June 30, 2019 and 2018 were approximately $ 73 and $ 52 respectively.

NOTE 4:-	SHAREHOLDERS’ EQUITY

a.	Composed of shares of NIS 0.01 nominal value each, as follows:

	June 30, 2019 and December 31, 2018
	Authorized	Issued and oustanding
	Number of shares

Ordinary shares	1,150,000	1,000,000

Total shares	1,150,000	1,000,000

b.	Ordinary shares:

Ordinary shares confer upon their holders, pari passu, the right to receive notice to participate in general meetings of the Company and the right to receive dividends, if declared and to participate in the distribution of the surplus assets of the Company in the event of the winding up of the Company.

c.	Upon its incorporation (February 2, 2015), the Company issued to its founders 10,000 ordinary shares in a nominal value of 1 NIS.

d.	On August 27, 2017, the Company has declared dividend to its shareholders in a total amount of $ 1,537. The dividend was distributed on September 27, 2017.

e.	On November 1, 2018, the Company has declared dividend to its shareholders in a total amount of $ 1,400. On October 5, 2018, an amount of $970 was distributed and amount of $430 was distributed during January 2019.

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SLUTZKY AND WINSHMAN LTD. AND ITS SUBSIDIARY

NOTES TO THE INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands, except share and per share data

NOTE 4:-	SHAREHOLDERS’ EQUITY (Cont.)

f.	Split of shares

On November 8, 2017, the Company’s Board of Directors approved, a one for one-hundreds (1:100) split of the share capital of the Company (including all registered, authorized, issued and outstanding shares), so that each one shares of the Company of any class shall be split into 100 (one-hundred) fully paid and non-assessable share of such class, and that following such share split, the par value of the share capital of the Company shall be NIS 0.01 per share of each class. The treatment used in the Company’s financial statements is retrospective.

g.	On July 13, 2017, the Company has adopted the “2017 Share Option Plan” (“the Plan”), pursuant to which options to purchase shares of the Company may be granted to officers, directors, employees and consultants of the Company.

Each option granted under the plans is exercisable typically ten years from the date of the grant of the option. The options vest ratably over vesting periods up to four years. Any options, which are forfeited or not exercised before expiration, become available for future.

Pursuant to the Plan, the Company has reserved 123,596 Ordinary shares for issuance. As of June 30, 2019, an aggregate of 36,650 Ordinary shares of the Company are still available for future grants.

The following table summarizes the activity under the 2018 Plan of stock options granted to employees:

	As of June 30, 2019
		Weighted
		average
		exercise
	Number	Price

Options outstanding at December 31, 2018	94,118	$2.5
Granted	8,500	$2
Exercised	-	-
Forfeited	(20,126)	$2.83

Options outstanding at June 30, 2019	82,492	$2.56

Options exercisable at June 30, 2019	35,399	$2.33

Total share-based compensation expense resulting from share options granted to employees included in the consolidated statement of operations for the period of six months ended June 30, 2019 and 2018 were $20 and $42 respectively.

The unrecognized expense on options outstanding at June 30, 2019 was $ 124 with a remaining weighted-average vesting period of 2.6 years.

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SLUTZKY AND WINSHMAN LTD. AND ITS SUBSIDIARY

NOTES TO THE INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands, except share and per share data

NOTE 4:-	SHAREHOLDERS’ EQUITY (Cont.)

The following table summarizes the activity under the 2018 Plan of stock options granted to non-employees:

	As of June 30, 2019
		Weighted
		average
		exercise
	Number	Price

Options outstanding at December 31, 2018	4,454	$3
Granted	-	-
Exercised	-	-
Forfeited	-	-

Options outstanding at June 30, 2019	4,454	$3

Options exercisable at the June 30, 2019	4,454	$3

Total share-based compensation expense resulting from share options granted to non-employees included in the consolidated statement of operations for the period of six months ended June 30, 2019 and 2018 were $0.

The are no unrecognized expense on options outstanding at June 30, 2019.

The total stock-based compensation expense related to all of the Company’s equity-based awards, recognized for the period of six months ended June 30, 2019 and 2018, was as follows:

	Six months ended June 30,
	2019	2018

Research and development	$4	$2
Sales and marketing	13	37
General and administrative	3	3

	$20	$42

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SLUTZKY AND WINSHMAN LTD. AND ITS SUBSIDIARY

NOTES TO THE INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands, except share and per share data

NOTE 4:-	SHAREHOLDERS’ EQUITY (Cont.)

h.	The employee and directors’ options outstanding as of June 30, 2019, have been separated into ranges of exercise prices, as follows:

Outstanding				Exercisable
Exercise		Weighted average remaining	Weighted average exercise		Weighted average exercise
price per	Options	contractual	price per	Options	price per
share	outstanding	life in years	share	exercisable	share

$3.00	44,798	1.4	$3	16,776	$3
$2.00	42,150	2.7	$2	3,350	$2

	86,946	2.1	$2.5	20,126	$2.5

NOTE 5:-	RELATED PARTY TRANSACTIONS

a.	Balances with related parties:

	As of June, 30	As of December 31,
	2019	2018

Other accounts payable	$44	$95

b.	Transactions with related parties:
c.

	Six months ended June 30,
	2019	2018

Consulting expenses (*)	$261	$342

(*) During the period of six months ended June 30, 2019 and 2018, the Company incurred consulting expenses related to its shareholders.

NOTE 6:-	SUBSEQUENT EVENTS

The Company evaluates events or transactions that occur after the balance sheet date but prior to the issuance of the consolidated financial statements to identify matters that require additional disclosure. For its interim condensed consolidated financial statements as of June 30, 2019 and 2018, the Company evaluated subsequent events through October 28, 2019, the date that the consolidated financial statements were issued.

Except as described below, the Company has concluded that no subsequent event has occurred that require disclosure.

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SLUTZKY AND WINSHMAN LTD. AND ITS SUBSIDIARY

NOTES TO THE INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands, except share and per share data

NOTE 6:-	SUBSEQUENT EVENTS (Cont.)

On August 15, 2019 Bright Mountain Media, Inc. (“BMM”), a digital media holding company whose primary focus is connecting brands with consumers as a full advertising services platform, signed on a share exchange agreement with Slutzky & Winshman Ltd. Pursuant to the merger agreement, on the closing date BMM acquired all of the outstanding shares of the Company from its shareholders in exchange for (i) an aggregate of 13,000,000 shares of common stock of BMM (which represents 30% of holdings), and (ii) Cash payment of $750,000 following the achievements of certain milestones.

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